SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                       FORM 8-K

                                   CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of the

                            Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) August 29, 2001


                           VISKASE COMPANIES, INC.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)



       Delaware                     0-5485                       95-2677354
-------------------------------    --------                      ----------
(State or other jurisdiction of   (Commission                     (I.R.S.
 incorporation or organization)     File No.)                     Employer
                                                                Identification
                                                                      No.)


625 Willowbrook Centre Parkway, Willowbrook, Illinois     60527
-------------------------------------------  ---------
(Address of principal executive offices)   (Zip Code)


Registrant's telephone number, including area code: (630) 789-4900
                                                    --------------



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                                    Page 1 of 3




Item 5. - Other Events
          ------------

WILLOWBROOK, ILLINOIS, August 29, 2001 - Viskase Companies, Inc. ("VCIC") announced that Malcolm I. Glazer and Avram A. Glazer have resigned from the Board of Directors of the Company. Messrs. Glazer did not indicate any disagreement with the Company in their resignations. The Board of Directors does not intend, at this time, to fill these vacancies on the Board.
A copy of the press release relating to the announcement is attached hereto as
Exhibit 99.

Item 7. - Financial Statements and Exhibits
          ---------------------------------

 (c)      Exhibits

EX-99     Press release dated August 29, 2001


                                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   VISKASE COMPANIES, INC.
                                   -----------------------
                                   Registrant



                                   By:  /s/ Gordon S. Donovan
                                        ---------------------
                                        Gordon S. Donovan
                                        Vice President, Chief
                                        Financial Officer and
                                        Treasurer


August 29, 2001




Exhibit No.     Description of Exhibits                                  Page
-----------     ---------------------------------                        ----

EX-99           Press release dated August 29, 2001.                        3